PROSHARES TRUST

ProShares CDS North American HY Credit ETF

Supplement dated April 18, 2016

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

On April 15, 2016, the Board of Trustees of ProShares Trust approved the closing and liquidation of the Fund pursuant to a Plan of Liquidation. After the close of business on May 18, 2016, the Fund will no longer accept creation orders. Trading in the Fund will be suspended prior to market open on May 19, 2016. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about May 27, 2016 (the “Distribution Date”).

Shareholders may sell their shares of the Fund on BATS Exchange until the market close on May 18, 2016, and, if they choose to do so, may incur typical transaction fees from their broker-dealer. From May 19, 2016 through the Distribution Date, however, shares of the Fund will not be traded on BATS Exchange and there will not be a secondary market for the shares. During this period, the Fund will be in the process of liquidating its portfolio and will not be managed in accordance with its investment objective.

Any shareholders remaining on the Distribution Date will automatically have their shares redeemed for cash at the current net asset value. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.